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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                March 21, 2000
          ------------------------------------------------------------
                                Date of Report


                             INFERENCE CORPORATION
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            (Exact name of Registrant as specified in its charter)

           Delaware                          000-26334                     953436352
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(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
incorporation or organization)                                       Identification Number)
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                                100 Rowland Way
                           Novato, California  94945
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (415) 893-7200

                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         -------------

     On March 20, 2000, Inference Corporation, a Delaware corporation
("Inference"), filed a Report on Form 8-K in connection with Inference's execution of an Agreement and Plan of Merger (the "Agreement") between Inference, eGain Communications Corporation, a Delaware corporation, and a wholly owned subsidiary of eGain to be formed in connection with the Agreement.
This Report on Form 8-K is filed for the sole purpose of correcting the text of
Exhibit 99.3 filed with the previous Report on Form 8-K described above.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits.
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           99.3    [Corrected] Agreement and Plan of Merger


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INFERENCE CORPORATION
                                    A Delaware Corporation

                                    By: /s/ CHARLES W. JEPSON
                                        -------------------------------------
                                        Charles W. Jepson
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit Number          Description of Exhibit
--------------          --------------------------------------------------------
99.3                    [Corrected] Agreement and Plan of Merger